[LOGO] CDC Mortgage Capital Inc.



                     CDC COMMERCIAL MORTGAGE TRUST 2002- FX1
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-FX1

                                  $637,487,900
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE




                               [GRAPHIC OMITTED]


                                       MAP










                    % of Initial Pool by Cut-Off Date Balance



LEHMAN BROTHERS                                             CDC Securities Inc.



           GOLDMAN, SACHS & CO.                   SALOMON SMITH BARNEY

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

                                      CDC COMMERCIAL MORTGAGE TRUST 2002-FX1
                                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                                  SERIES 2002-FX1

===================================================================================================================================
  CLASS      ORIGINAL FACE            RATINGS             COUPON         INITIAL     WTD AVG LIFE        PRINCIPAL        OFFERING
                AMOUNT          (S&P/MOODY'S/FITCH)     DESCRIPTION      COUPON      (YEARS) (1)         WINDOW(1)          TYPE
===================================================================================================================================
   A-1       $178,000,000           AAA/Aaa/AAA         Fixed Rate                       5.695           07/02-03/10        Public
-----------------------------------------------------------------------------------------------------------------------------------
   A-2       $304,897,000           AAA/Aaa/AAA         Fixed Rate                       8.670           03/10-10/11        Public
-----------------------------------------------------------------------------------------------------------------------------------
    B         $25,499,000            AA/Aa2/AA          Fixed Rate                       9.300           10/11-10/11        Public
-----------------------------------------------------------------------------------------------------------------------------------
    C          $9,562,000           AA-/Aa3/AA-         Fixed Rate                       9.447           10/11-02/12        Public
-----------------------------------------------------------------------------------------------------------------------------------
    D         $20,719,000             A/A2/A            Fixed Rate                       9.654           02/12-09/12        Public
-----------------------------------------------------------------------------------------------------------------------------------
    E          $7,968,000            A-/A3/A-           Fixed Rate                      10.924           09/12-07/13        Public
-----------------------------------------------------------------------------------------------------------------------------------
    F          $7,969,000         BBB+/Baa1/BBB+       Capped WAC(2)                    11.202           07/13-01/14       Private
-----------------------------------------------------------------------------------------------------------------------------------
    G         $12,750,000          BBB/Baa2/BBB        Capped WAC(2)                    11.589           01/14-02/14       Private
-----------------------------------------------------------------------------------------------------------------------------------
    H          $9,562,000         BBB-/Baa3/BBB-       Capped WAC(2)                    11.868           02/14-10/14       Private
-----------------------------------------------------------------------------------------------------------------------------------
    J         $14,344,000            BB+/Ba1/NR         Fixed Rate                      12.428           10/14-02/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
    K         $12,749,000            BB/Ba2/NR          Fixed Rate                      12.633           02/15-02/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
    L          $6,375,000            BB-/Ba3/NR         Fixed Rate                      12.633           02/15-02/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
    M          $4,781,000            B+/B1/NR           Fixed Rate                      12.633           02/15-02/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
    N          $3,985,000             B/B2/NR           Fixed Rate                      12.633           02/15-02/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
    P          $3,187,000            B-/B3/NR           Fixed Rate                      12.633           02/15-02/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
    Q         $15,140,900               NR              Fixed Rate                      12.642           02/15-03/15       Private
-----------------------------------------------------------------------------------------------------------------------------------
  X-CL       $637,487,900(3)       AAA/AAA/Aaa         Variable IO(6)                    8.446(4)        07/02-03/15(5)    Private
-----------------------------------------------------------------------------------------------------------------------------------
  X-CP       $481,969,036(3)       AAA/AAA/Aaa         Variable IO(6)                    6.094 (4)       06/05-06/09(5)    Private
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL      $637,487,900              --                  --                              --                 --              --
===================================================================================================================================

(1) Expected assuming among other things, 0% CPR, no defaults or losses, no loan repurchases and that ARD loans mature and pay off on their respective anticipated repayment dates.
(2) "Capped WAC" describes a variable coupon equal, to the lesser of the initial coupon for the subject class and a weighted average of certain net mortgage interest rates on the underlying mortgage loans.
(3)  Represents the notional amount.
(4)  Represents the weighted average life of the notional amount.
(5)  Represents period over which the notional amount will be reduced to zero.
(6) Class X-CL and X-CP certificates have rights to the excess interest on all underlying mortgage loans.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

CERTAIN OFFERING POINTS

     o ORIGINATORS OF COLLATERAL. The collateral consists of 56 mortgage loans (the "Mortgage Loans") with a principal balance, as of June 11, 2002 (the "Cut-Off Date"), of approximately $637.5 million. Nomura Asset Capital Corporation ("NACC"), or an affiliate thereof, originated 53 mortgage loans or 96.0% of the mortgage pool balance; CDC Mortgage Capital Inc. ("CDCMC") originated 2 mortgage loans or 3.7% of the mortgage pool balance; and Bloomfield Acceptance Company ("Bloomfield") originated 1 mortgage loan or 0.3% of the mortgage pool balance.

     o CALL PROTECTION. A prepayment lock-out period is in effect for all of the mortgage loans except for certain mortgage loans that permit defeasance prior to the second anniversary of the date of issuance of the offered certificates. 31 mortgage loans representing 71.0% of the mortgage pool balance permit defeasance, but only after the second anniversary of the date of issuance of the certificates. 16 mortgage loans representing 17.9% of the mortgage pool balance permit defeasance at any time. 9 mortgage loans representing 11.1% of the mortgage pool balance permit defeasance, but only after a specified date that is after the cut-off date and prior to the second anniversary of the date of issuance of the certificates. The Mortgage Loans are generally prepayable without penalty no more than six months prior to Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months. If the Borrower exercises its right to defease its mortgage loan prior to the second anniversary of the date of issuance of the certificates, either the defeasance deposit proceeds will be applied to the prepayment of the mortgage loan or, if defeasance deposit proceeds are insufficient to pay the principal balance, accrued interest and all other amounts due, CDCMC will be required to repurchase the mortgage loan at a purchase price equal to the outstanding principal amount, together with accrued interest and all other amounts due.

     O SINCE ORIGINATION, NO LOAN WAS DELINQUENT 30 DAYS OR MORE AND WAS NOT DELINQUENT AS OF THE CUT-OFF DATE.

     o WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD AND DEFEASANCE PERIOD OF 106 MONTHS.

     o    $11,383,713 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE.

     o 1.43X WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO ("U/W DSCR"), BASED ON THE UNDERWRITTEN NET CASH FLOW.

     o    63.7% WEIGHTED AVERAGE LOAN- TO-VALUE ("LTV") AS OF THE CUT-OFF DATE.

     o    WEIGHTED AVERAGE SEASONING OF 47 MONTHS.

     o    54.8% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

     o    64.6% WEIGHTED AVERAGE PROCEEDS-TO-VALUE ("PTV") AS OF THE CUT-OFF
          DATE.

     o PROPERTY TYPE DIVERSIFICATION (BY ALLOCATED PROPERTY BALANCE): 38.0% Retail (27.8% Anchored Retail; 9.8% Regional Mall; and 0.4% Unanchored Retail); 18.5% Multifamily; 18.3% Hotel; 16.4% Office; 6.0% Mixed Use; and 2.8% Industrial.

     o GEOGRAPHIC DISTRIBUTION (BY BALANCE): The properties are distributed throughout 20 states. Florida (28.3%); New York (18.0%); Pennsylvania (12.3%); Washington (10.5%); Virginia (5.0%); New Jersey (3.6%); North Carolina (3.4%); California (3.1%); Texas (2.7%); Michigan (2.5%); Oregon (2.3%); and Alaska (2.3%). All other states are less than 2% each.

     o MONTHLY INVESTOR REPORTING: Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders through the Trustee.

     o    CASH FLOWS WILL BE MODELED ON BLOOMBERG AND INTEX.

          Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are derived using Cut-Off Date Balances; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------


RATING AGENCIES:        Standard and Poor's, a division of The McGraw-Hill
                        Companies, Inc. ("S&P"), Moody's Investors Service, Inc.
                        ("Moody's") and Fitch Ratings Inc. ("Fitch").

TRUSTEE:                LaSalle Bank National Association

FISCAL AGENT:           ABN AMRO Bank N.V.

MASTER SERVICER:        GMAC Commercial Mortgage Corporation ("GMAC")

SPECIAL SERVICER:       GMAC Commercial Mortgage Corporation ("GMAC")

CLOSING DATE:           Week of June 24, 2002

CUT-OFF DATE:           June 11, 2002

PUBLIC
CERTIFICATES:           Classes A-1, A-2, B, C, D and E

PRIVATE
CERTIFICATES*:          Classes X-CL, X-CP, F, G, H, J, K, L, M, N, P and Q
                        *The Private Certificates are not offered as part of the public offering.

ERISA: Classes A-1, A-2, B, C, D and E are expected to be eligible for the lead managers' individual prohibited transaction exemption.

DETERMINATION DATE:     11th day of each month or, if such day is not a business
                        day, then the following business day.

DISTRIBUTION DATE:      Pays on the 4th business day after Determination Date of
                        each month, commencing in July 2002.

OPTIONAL CALL:          3% Clean-up Call.

MORTGAGE LOANS:         As of the Cut-Off Date, the Mortgage Loans have a
                        weighted average coupon ("WAC") of 7.971% per annum and a weighted average remaining term to maturity of 108 months (assuming that the ARD loans pay in full on their respective anticipated repayment dates). See the Collateral Overview Tables at the end of this memo for additional Mortgage Loan details.


CREDIT
ENHANCEMENT:            Credit enhancement for each class of offered
                        Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:          As to any Distribution Date, the total amount of
                        payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution Amount".
                        Principal and interest payments will generally be made to Certificateholders in the following order:

                           1) Interest to Class A-1, Class A-2, Class X-CL and Class X-CP pro rata,

                           2) Principal up to the Principal Distribution Amount to Class A-1 until such class is retired,(1)

                           3) After the A-1 Class is retired, principal up to the Principal Distribution Amount to the Class A-2 until such Class is retired,

                           4) Interest to Class B, and then, after Class A-2 is retired, principal up to the Principal Distribution Amount to Class B until such Class is retired,

                           5) Interest to Class C, and then, after Class B is retired, principal up to the Principal Distribution Amount to Class C until such Class is retired,

                           6) Interest to Class D, and then, after Class C is retired, principal up to the Principal Distribution Amount to Class D until such Class is retired,,

                           7) Interest to Class E, and then, after Class D is retired, principal up to the Principal Distribution Amount to Class E until such Class is retired,

                           8)  Interest to the Private Certificates,
                               sequentially, and then after Class E is retired, principal up the Principal Distribution Amount to the Private Certificates, sequentially.

                          (1) A-1 and A-2 Classes are pro rata if Classes B
                              through Q are retired.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------


REALIZED LOSSES:        Realized Losses from any Mortgage Loan will be allocated
                        in reverse sequential order (i.e., Classes Q, P, N, M,
                        L, K, J, H, G, F, E, D, C and B, in that order). If
                        Classes B through Q have been retired by losses, Realized Losses shall be applied to the Classes A-1 and A-2 pro rata.

APPRAISAL REDUCTIONS:   With respect to certain specially serviced Mortgage
                        Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days (or, in the case of a balloon payment, depending on the circumstances, 30 to 120 days) delinquent as to any payment of principal and/or interest, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage
                        Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related Mortgaged
                        Property, plus certain escrows, letters of credit and reserve funds. The Appraisal Reduction Amount will reduce proportionately the interest portion of the P&I
                        Advance for that loan, which reduction may result in a shortfall of interest to one or more of the most subordinate classes of interest-bearing certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                      MINIMUM        INCREMENTS
        CLASSES                    DENOMINATION      THEREAFTER     DELIVERY
------------------------------- ------------------ -------------- ------------
 A-1, A-2, B, C, D AND E              $10,000            $1            DTC

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------


OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):


============================================================================
     OPEN PERIOD AT END           NUMBER OF LOANS              % OF
         OF LOAN(1)                                        POOL BALANCE
============================================================================
            NONE                        17                     61.1%
----------------------------------------------------------------------------
          1 MONTH                        0                      0.0%
----------------------------------------------------------------------------
          2 MONTHS                       4                      4.7%
----------------------------------------------------------------------------
          3 MONTHS                       5                     11.5%
----------------------------------------------------------------------------
          4 MONTHS                       0                      0.0%
----------------------------------------------------------------------------
          6 MONTHS                      30                     22.7%
============================================================================
           TOTAL:                       56                    100.0%
============================================================================
(1) Weighted average open period through maturity of the mortgage loans is two months.




RESERVES:
        ============================================================
                                                    % OF LOANS
                        ESCROW TYPES(1)             W/ESCROWS(2)
        ============================================================
          Replacement Reserves                        98.6%
        ------------------------------------------------------------
          Taxes                                       100.0%
        ------------------------------------------------------------
          Insurance                                   99.7%
        ------------------------------------------------------------
          TI & LC (Industrial)                        89.4%
        ------------------------------------------------------------
          TI & LC (Retail)                            86.2%
        ------------------------------------------------------------
          TI & LC (Office)                            63.1%
        ============================================================
       (1) Escrows are in the form of up-front reserves, periodic cash deposits or letters of credit.

       (2)  As of the cut-off date.



CASH MANAGEMENT:        Mortgage Loans representing 85.6% of the initial
                        mortgage pool balance employ cash management systems.



            =================================================
              LOCKBOX                 % OF POOL BALANCE
            =================================================
              Hard Lockbox(1)               75.2%
            -------------------------------------------------
              Soft Lockbox                  10.4%
            =================================================
            (1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------


PREMIUM LOANS:

================================================================================================================================
                                   % OF                                                               CUT-OFF   CUT-OFF
       PREMIUM LOANS             MORTGAGE       CUT-OFF DATE      PREMIUM           BASE    INTEREST    DATE     DATE
                               POOL BALANCE        BALANCE         AMOUNT           RATE      RATE      LTV      PTV       DSCR
--------------------------------------------------------------------------------------------------------------------------------
Fontainebleau Hilton(1)            13.9%        $ 88,697,925    $11,811,931        7.430%    9.500%    41.3%    46.7%     1.62x
--------------------------------------------------------------------------------------------------------------------------------
Baldwin Towers                      2.1%        $ 13,482,080    $   656,378        7.450%    8.500%    72.5%    76.0%     1.14x
--------------------------------------------------------------------------------------------------------------------------------
Signature Place Apartments          1.8%        $ 11,194,308    $   679,633        7.160%    8.000%    71.8%    76.1%     1.21x
--------------------------------------------------------------------------------------------------------------------------------
215-217 West Church Road            0.7%        $  4,159,567    $   266,243        7.190%    8.500%    60.3%    64.1%     1.23x
--------------------------------------------------------------------------------------------------------------------------------
GTH&M Corpus Christi                0.3%        $  2,089,684    $   132,923        7.170%    8.500%    87.1%    92.6%     1.05x
--------------------------------------------------------------------------------------------------------------------------------
Featherstone Industrial             0.3%        $  1,872,216    $    97,968        7.410%    8.500%    50.6%    53.2%     1.88x
================================================================================================================================
TOTAL / WEIGHTED AVERAGE:          19.1%        $121,495,779    $13,645,075        7.394%    9.184%    49.1%    54.2%     1.51x
================================================================================================================================

(1) Moody's has confirmed to the Depositor that in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations rated investment grade
     (Baa3).



SIGNIFICANT MORTGAGE LOANS:

==============================================================================================================
                                        PROPERTY        CUT-OFF DATE           %            U/W
              NAME                        TYPE             BALANCE          OF DEAL        DSCR        LTV(1)
==============================================================================================================
Fontainebleau Hilton(2)                  Hotel           $88,697,925         13.9%         1.62x       41.3%
--------------------------------------------------------------------------------------------------------------
The Seattle SuperMall                    Retail          $62,766,238         9.8%          1.48x       67.5%
--------------------------------------------------------------------------------------------------------------
Feiga Partners II Portfolio           Multifamily        $40,735,781         6.4%          1.40x       80.4%
--------------------------------------------------------------------------------------------------------------
Orlando Marketplace                      Retail          $37,184,296         5.8%          1.43x       66.6%
--------------------------------------------------------------------------------------------------------------
Parkview Tower                           Office          $33,631,531         5.3%          1.45x       54.2%
--------------------------------------------------------------------------------------------------------------
Marriot Islandia                         Hotel           $28,173,627         4.4%          1.68x       54.2%
--------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                    --           $291,189,397        45.7%          1.52x       58.4%
==============================================================================================================

(1) Based on most recent third party appraised value and does not include the premium amount for the Fontainebleau Hilton Mortgage Loan.
(2) Moody's has confirmed to the Depositor that in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations rated investment grade
     (Baa3).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------


SIGNIFICANT MORTGAGE LOANS:

=====================================================================================================================
                                         FONTAINEBLEAU HILTON(1)
=====================================================================================================================
CUT-OFF DATE BALANCE:             $88,697,925
---------------------------------------------------------------------------------------------------------------------
COUPON:                           9.500%
---------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:       10/11/2011
---------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                    10/11/2024
---------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD:             13.5 Years
---------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO ARD:            9.3 Years
---------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                     24.2 Years
---------------------------------------------------------------------------------------------------------------------
SPONSOR:                          Stephen Muss
---------------------------------------------------------------------------------------------------------------------
PROPERTY:                         Full-service, luxury destination resort hotel with 1,206 rooms in three high-rise buildings with balconies and ocean views, on a 15.6 acre site with 1,100 feet of beach frontage and a 23-slip marina.  Amenities include: 190,000 square feet of ballrooms, banquet and meeting rooms, twelve separate restaurants and lounges, two outdoor pools with cabanas, a tennis complex with training alleys and pro shop, three health spas, children's water playground, cabanas and a day care center.  The Fontainebleau derives approximately 60% of its room revenues from group and meeting business and 35-40% from leisure business.
---------------------------------------------------------------------------------------------------------------------
LOCATION:                         Miami Beach, Florida
---------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                       1954 and 1956. Hotel completed a $51.8 million ($42,952 per room) renovation during 1998-2001.
---------------------------------------------------------------------------------------------------------------------
OCCUPANCY:                        61.8% for the trailing twelve months as of March 31, 2002.  The hotel has maintained its ADR around $175 for 2000, 2001 and the trailing twelve months as of March 31, 2002.
---------------------------------------------------------------------------------------------------------------------
REV PAR:                          $106.93 (TTM as of March 31, 2002)
---------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(2):               $215,000,000
---------------------------------------------------------------------------------------------------------------------
LTV(3):                           41.3%
---------------------------------------------------------------------------------------------------------------------
PTV(4):                           46.7%
---------------------------------------------------------------------------------------------------------------------
U/W DSCR(5):                      1.62x
---------------------------------------------------------------------------------------------------------------------
RESERVES:                         On-going for taxes and insurance; replacement of 5% gross revenue reserve funded monthly from excess cash flow from operations of the property; seasonality reserve funded monthly during certain months of each year up to a total of $2.8 million.
                                  $1.6 million in FF&E reserve as of May 2002.
---------------------------------------------------------------------------------------------------------------------
LOCKBOX:                          Hard
---------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                       Defeasance permitted, but only following two years after securitization.
=====================================================================================================================

(1) Moody's has confirmed to the Depositor that in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are rated investment grade (Baa3).
(2)  Based on third-party appraisal dated January 2001.
(3)  As of the Cut-off Date calculated based on total loan balance.
(4) As of the Cut-off Date calculated based on total loan balance and the premium amount.
(5)  Calculated based on underwritten net cash flow.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS (CONTINUED):

======================================================================================================================
                                           THE SEATTLE SUPERMALL
======================================================================================================================
CUT-OFF DATE BALANCE:               $62,766,238
-----------------------------------------------------------------------------------------------------------------------
COUPON:                             7.540%
-----------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:         02/11/2015
-----------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                      10/11/2029
-----------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD                17.0 years
-----------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO ARD               12.6 years
-----------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                       30.0 years
-----------------------------------------------------------------------------------------------------------------------
SPONSOR:                            Glimcher Realty Trust/ Glimcher Properties LP
-----------------------------------------------------------------------------------------------------------------------
PROPERTY(1):                        Class A value-oriented regional mall, with 935,253 square feet of collateral, located south of Seattle, Washington, anchored by several outlet stores of major national retailers. There are six outparcels which are not part of the collateral. These include WalMart, Men's Warerhouse, Chevron, a twelve-screen theater complex and two restaurants.
-----------------------------------------------------------------------------------------------------------------------
LOCATION:                           Auburn, Washington
-----------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                         1995
-----------------------------------------------------------------------------------------------------------------------
ANCHORS(2) :                        Tenant                         Square       2001 Sales      Lease End        Credit
                                                                     Feet             S/F           Date         Rating
-----------------------------------------------------------------------------------------------------------------------
                                    Sam's Club                    154,154             N/A       05/31/19         AA/Aa2
                                    Burlington Coat Factory        86,316            $112       08/31/05          NR/NR
                                    Oshman's (Gart Sports)         76,024            $115       01/31/11          NR/NR
                                    Bed Bath & Beyond              49,996            $158       08/31/05          NR/NR
                                    Marshall's                     49,904            $134       01/31/11          A-/A3
                                    Nordstrom Rack                 45,025            $320       08/31/05        A-/Baa1
                                    Old Navy                       24,976            $329       01/31/06        BB+/Ba3
                                    Ann Taylor Loft                22,031             $98       01/31/06       BBB-/Ba2
-----------------------------------------------------------------------------------------------------------------------
NATIONAL IN-LINE TENANTS:           Tenant                     Square Feet           Lease End Date
-----------------------------------------------------------------------------------------------------------------------
                                    Liz Claiborne                  12,005            11/30/2003
                                    Casual Corner Outlet           10,643            11/30/2005
                                    The Gap Outlet                 10,389            12/31/2003
                                    Eddie Bauer Outlet              8,074             1/31/2006
                                    Kenneth Cole Outlet             6,000             1/31/2011
                                    Mikasa Factory Store            7,311             8/31/2007
                                    Athlete's Foot Outlet           5,973             8/31/2005
-----------------------------------------------------------------------------------------------------------------------
IN-LINE OCCUPANCY:                  74.0%
-----------------------------------------------------------------------------------------------------------------------
2001 IN-LINE SALES/SF:              $229
-----------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                  88.9%
-----------------------------------------------------------------------------------------------------------------------
2001 IN-LINE COST OF OCCUPANCY:     14.2%
-----------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(3):                 $93,000,000
-----------------------------------------------------------------------------------------------------------------------
LTV (4):                            67.5%
-----------------------------------------------------------------------------------------------------------------------
U/W DSCR(5):                        1.48x
-----------------------------------------------------------------------------------------------------------------------
RESERVES:                           On-going for taxes, insurance, replacement reserves ($139,728/annually) and
                                    TI/LCs ($318,364/annually).  $363,000 in replacement reserve as of May 2002.
-----------------------------------------------------------------------------------------------------------------------
LOCKBOX:                            Hard
-----------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                         Defeasance permitted, but only following two years after securitization.
=======================================================================================================================

(1) Collateral square feet securing the Seattle SuperMall Mortgaged Property totals 935,253 square feet including 12,268 square feet of foodcourt/ kiosk space.
(2) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
(3)  Based on third- party appraisal dated as of March 2001.
(4)  As of the Cut-Off date.
(5)  Calculated based on underwritten net cash flow.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

-------------------------------------------------------------


SIGNIFICANT MORTGAGE LOANS (CONT.):

=================================================================================================================================
                                                 FEIGA PARTNERS II PORTFOLIO(1)
=================================================================================================================================
CUT-OFF DATE BALANCE:                         $40,735,781
---------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.480%
---------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   3/11/2010
---------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                7/11/2028
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD                          11.5 years
---------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO ARD                         7.7 years
---------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 28.3 years
---------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Lloyd Goldman and Craig Koenigsberg
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Eight multifamily complexes, ranging from 100 to 690 units, total 1,788 units, all with exterior upgrades and renovations completed in 2000, including new roofs and landscaping. Amenities at the complexes include: swimming pools, tennis courts, fitness centers, clubhouses, playgrounds and volleyball and basketball courts.
---------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     Florida
---------------------------------------------------------------------------------------------------------------------------------
                                              Property                  City                # of       Occupancy    Allocated
                                                                                            Units                   Loan Amount
                                              -----------------------------------------------------------------------------------
                                              Londontowne               Jacksonville         690        96.8%       $14,483,833
                                              Cedar Place               Orlando              188        93.1%       $5,225,168
                                              Shenandoah Station        Orlando              188        87.9%       $5,057,024
                                              Buena Vista               Seminole             206        87.9%       $4,813,607
                                              Grove Park                Orlando              184        93.8%       $4,801,876
                                              Driftwood                 Jacksonville         128        95.7%       $2,544,642
                                              Kentwood                  Jacksonville         104        98.1%       $2,288,516
                                              Square Plaza              Tampa                100        97.0%       $1,521,115
---------------------------------------------------------------------------------------------------------------------------------
YEARS BUILT:                                  1965-1974; all properties renovated between 1998-2000
---------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY(2):                         94.1%
---------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(3):                           $50,650,000
---------------------------------------------------------------------------------------------------------------------------------
LTV(4):                                       80.4%
---------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(5):                                  1.40x
---------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes and insurance; and on-going replacement reserve of
                                              $275/unit/year (increased by 2.5% annually).  $123,000 in replacement reserve as of May 2002.
---------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Soft
---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted, but only on or after March 11, 2004.
=================================================================================================================================

(1)  Consists of eight multi-family properties.
(2)  As of January2002.
(3) Combined appraised values based on third-party appraisals dated as of May/June 2000.
(4) As of the Cut-Off Date, calculated based on total loan proceeds and the combined appraised values.
(5)  Calculated based on underwritten net cash flow.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------
SIGNIFICANT MORTGAGE LOANS (CONTINUED):

=================================================================================================================================
                                                ORLANDO MARKETPLACE
=================================================================================================================================
CUT-OFF DATE BALANCE:                         $37,184,296
---------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.685%
---------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   3/11/2011
---------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                11/11/2025
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD:                         12.9 years
---------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO ARD:                        8.7 years
---------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 30.0 years
---------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Michael Rubin
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Class A, anchored community shopping center, with 317,671 square feet, built in two phases. The center is well-located and surrounded by a high-end residential area with limited land available for development. A two-story office building, totaling
                                              17,921 square feet, is 95.5% occupied, and the third phase of development permits addition of another 47,000 square feet of office.
---------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     Orlando, Florida
---------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   1982, renovated in 1998
---------------------------------------------------------------------------------------------------------------------------------
ANCHORS:                                      Anchor(1)                  2001 Sales/SF        Square Feet        Credit Rating(2)
---------------------------------------------------------------------------------------------------------------------------------
                                              Albertsons                 $378                 64,850             BBB+/Baa1
                                              Stein Mart                 $181                 37,080             NR/NR
---------------------------------------------------------------------------------------------------------------------------------
NATIONAL IN-LINE TENANTS AND MAJOR            Tenant                     Square Footage       Lease End Date     Credit Rating(2)
OFFICE TENANTS:
---------------------------------------------------------------------------------------------------------------------------------
                                              Morton's of Chicago        11,718               04/30/2016         NR/NR
                                              Washington Mutual          6,496                08/31/2003         A-/A3
                                              Bank of America            5,933                02/29/2004         AA-/Aa2
                                              Blockbuster Video          5,890                08/31/2003         A-/A3
                                              Starbucks                  1,425                09/30/2007         NR/NR
---------------------------------------------------------------------------------------------------------------------------------
2000 SALES/SF:                                $414
---------------------------------------------------------------------------------------------------------------------------------
2000 COST OF OCCUPANCY:                       9.1%
---------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            95.5%
---------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(3):                           $55,825,000
---------------------------------------------------------------------------------------------------------------------------------
LTV (4):                                      66.6%
---------------------------------------------------------------------------------------------------------------------------------
U/W DSCR (5):                                 1.43x
---------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes, insurance and capex. Rollover reserve for TI/LCs maintained at
                                              $150,000.
---------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Hard
---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted, but only following two years after securitization.
=================================================================================================================================

(1) Winn-Dixie vacated the property in December 2001 and continues to pay rent under terms of its lease. LA Fitness has signed a letter of intent with the borrower for this space, with a lease term of 15 years.
(2) Credit ratings for anchors by S&P and Moody's, respectively. May reflect the rating of the parent company if the individual store is not rated.
(3)  Based on third-party appraisal dated as of December 2000.
(4)  As of the Cut-Off Date.
(5)  Calculated based on underwritten net cash flow.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------
SIGNIFICANT MORTGAGE LOANS (CONTINUED):

=================================================================================================================================
                                                     PARKVIEW TOWER
=================================================================================================================================
CUT-OFF DATE BALANCE:                         $33,631,531
---------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.842%
---------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   4/11/2011
---------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                4/11/2031
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD:                         13.0  years
---------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO ARD:                        8.8 years
---------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 29.4 years
---------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Lubert-Adler Real Estate Opportunity Fund II, LP; Ira Lubert
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Two office buildings, Class A and B+, total 354,780 square feet, located in the major office node of the Delaware Valley.  The borrower completed an approximately $23 million renovation and upgrade in 1998 including new curtain walls, interior finishes, boilers, HVAC equipment, roof, windows and restroom fixtures, and refurbished elevator interiors.  There are over 35 tenants, predominately local financial service and insurance firms, with no major tenant concentrations.
---------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     King of Prussia, Pennsylvania
---------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   Parkview Tower: 1973, renovated in 1998
                                              Moore Court: 1982, renovated in 1998
---------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            Parkview Tower: 86.3%
                                              Moore Court: 100.0%
---------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:                                                                                     Lease
                                              Tenant                             Square Feet    Expiration
---------------------------------------------------------------------------------------------------------------------------------
                                              Devon                                 50,600      12/31/09
                                              V-Span, Inc.                          34,207      08/31/05
                                              Magellan Behavioral Health            29,128      11/30/03
                                              American Financial                    24,120      11/30/03
                                              XRT, Inc.                             22,091      01/31/05
                                              EGE Holdings                          13,291      02/28/07
                                              Wyeth                                 12,620      08/30/04
---------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(1):                           $62,000,000
---------------------------------------------------------------------------------------------------------------------------------
LTV(2):                                       54.2%
---------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3) :                                 1.45x
---------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes, insurance, capex and TI/LCs.  $183,000 in TI/LC reserve as of May 2002.
---------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Hard
---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted, but only following two years after securitization.
=================================================================================================================================

(1) Combined appraised values based on third-party appraisals dated as of July 2001.
(2) As of the Cut-Off Date calculated based on total loan balance and the combined appraised values.
(3)  Calculated based on underwritten net cash flow.



                                  PAGE 12 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------
SIGNIFICANT MORTGAGE LOANS (CONTINUED):

=================================================================================================================================
                                                  MARRIOTT ISLANDIA
=================================================================================================================================
CUT-OFF DATE BALANCE:                         $28,173,627
---------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.990%
---------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   2/11/2012
---------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                2/11/2026
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD:                         13.3 years
---------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO ARD:                        9.6 years
---------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 24.9 years
---------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Columbia Sussex, William J. Yung
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     First-class, full-service hotel with 278 rooms, renovated in 1998 when converted to the Marriott flag, with excellent access and visibility from the Long Island
                                              Expressway. Amenities include: a restaurant, lounge, indoor pool, whirlpool, exercise room, and over 12,519 square feet of meeting space. The Marriott Islandia derives approximately 55% of its room revenues from transient business, 35% from group and meeting business and 10% from leisure.
---------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     Islandia, New York (Suffolk County, Long Island)
---------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   1987, renovated in 1998
---------------------------------------------------------------------------------------------------------------------------------
REV PAR:                                      $102.83 (TTM as of March 31, 2002)
---------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            65.5% for the trailing twelve months as of March 31, 2002. After reflagging from a
                                              Radisson to a Marriott in April 1998, RevPAR grew 31.9% from 1998 to 1999, and by
                                              14.7% from 1999 to 2000.
---------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(1):                           $52,000,000
---------------------------------------------------------------------------------------------------------------------------------
LTV(2):                                       54.2%
---------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3):                                  1.68x
---------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes.  $556,000 in replacement reserve as of May 2002.
---------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Hard
---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted, but only following two years after securitization.
=================================================================================================================================

(1)  Based on third-party appraisal dated as of September 2001.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cash flow.



                                  PAGE 13 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

ANTICIPATED REPAYMENT DATE LOANS:

                           54 Mortgage Loans, representing 96.3% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the mortgaged property, as determined in the related mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after, and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.


DETAILED MONTHLY INVESTOR REPORTING:
                           Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

                      NAME OF REPORT                                 DESCRIPTION (INFORMATION PROVIDED)
     ------------------------------------------------------------------------------------------------------------
     1   Distribution Date Statement                Principal and interest distributions, principal balances
     ------------------------------------------------------------------------------------------------------------
     2   Mortgage Loan Status Report                Portfolio stratifications
     ------------------------------------------------------------------------------------------------------------
     3   Comparative Financial Status Report        Revenue, NOI, DSCR to the extent available
     ------------------------------------------------------------------------------------------------------------
     4   Delinquent Loan Status Report              Listing of delinquent mortgage loans
     ------------------------------------------------------------------------------------------------------------
     5   Historical Loan Modification Report        Information on modified mortgage loans
     ------------------------------------------------------------------------------------------------------------
     6   Historical Liquidation Report              Net Liquidation proceeds and realized losses
     ------------------------------------------------------------------------------------------------------------
     7   REO Status Report                          NOI and value of REO
     ------------------------------------------------------------------------------------------------------------
     8   Servicer Watch List                        Listing of loans in jeopardy of becoming specially serviced
     ------------------------------------------------------------------------------------------------------------

ADVANCING:                 The Master Servicer generally will be obligated to
                           make advances of scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction Amounts) and certain servicing and property expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related
                           Mortgage Loan. If the Master Servicer fails to make a required Advance, the Trustee and Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS:         The Controlling Class will generally be the most
                           subordinate class with a Certificate Balance outstanding that is at least 25% of the initial
                           Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement.



                                  PAGE 14 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

                           GENERAL CHARACTERISTICS                                        PROPERTY TYPES
    ======================================================         =======================================================
                                                                           PROPERTY TYPES            % OF INITIAL POOL
          CHARACTERISTICS                                                                                 BALANCE
    ======================================================         =======================================================
       Initial Pool Balance              $637,487,900                          Retail                      38.0%
    ------------------------------------------------------         -------------------------------------------------------
          Number of Loans                     56                            Multifamily                    18.5%
    ------------------------------------------------------         -------------------------------------------------------
             Gross WAC                      7.960%                             Hotel                       18.3%
    ------------------------------------------------------         -------------------------------------------------------
         Remaining WAM(1)                    109                               Office                      16.4%
    ------------------------------------------------------         -------------------------------------------------------
    Weighted Average Seasoning               47.6                            Mixed Use                      6.0%
    ------------------------------------------------------         -------------------------------------------------------
       Average Loan Balance              $11,383,713                         Industrial                     2.8%
    ------------------------------------------------------         =======================================================
     Weighted Average U/W DSCR              1.43x                              TOTAL:                     100.0%
    ------------------------------------------------------         =======================================================
     WA LTV at Maturity/ARD(1)              54.8%
    ------------------------------------------------------
       Geographic Diversity               20 states
    ------------------------------- ----------------------
       Balloon or ARD Loans                 100.0%
    ======================================================

     (1) Assumes ARD loans pay in full on their anticipated repayment dates.


                                  COLLATERAL SUMMARY BY PROPERTY TYPE
==================================================================================================================================
    PROPERTY TYPE     # OF    AGGREGATE        % OF         AVERAGE      GROSS    REM.                           WA        BALLOON
                      PROP.  CUT-OFF DATE   INITIAL POOL   CUT-OFF DATE   WAC     WAM        WA       WA      OCCUPANCY      ARD
                              BALANCE ($)     BALANCE      BALANCE ($)    (%)   (MOS)(1)    LTV      DSCR      RATE (%)      %(2)
==================================================================================================================================
RETAIL                  14   $242,379,450      38.0%       $17,312,818   7.546%   116      72.5%     1.36X       95.4%     100.0%
----------------------------------------------------------------------------------------------------------------------------------
    Anchored(3)         12   $176,974,853      27.8%       $14,747,904   7.547%   103      74.3%     1.32x       97.7%     100.0%
----------------------------------------------------------------------------------------------------------------------------------
    Regional Mall        1   $62,766,238        9.9%       $62,766,238   7.540%   152      67.5%     1.48x       88.9%     100.0%
---------------------------------------------------------------------------------------------------------------------------------
    Unanchored           1   $2,638,359         0.4%        $2,638,359   7.590%   135      69.4%     1.28x       100.0%    100.0%
----------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY             33   $118,010,142      18.5%        $3,576,065   7.591%   95       68.1%     1.47X       95.1%     100.0%
----------------------------------------------------------------------------------------------------------------------------------
HOTEL                    2   $116,871,551      18.3%       $58,435,776   9.136%   113      44.4%     1.63X       63.1%     100.0%
----------------------------------------------------------------------------------------------------------------------------------
OFFICE                  12   $104,669,467      16.4%        $8,722,456   7.870%   104      61.2%     1.40X       97.4%     100.0%
----------------------------------------------------------------------------------------------------------------------------------
MIXED USE                2   $37,965,339        6.0%       $18,982,670   8.441%   109      64.4%     1.22X       97.3%     100.0%
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL               5   $17,591,950        2.8%        $3,518,390   7.834%   100      54.5%     1.31X       100.0%    100.0%
==================================================================================================================================
TOTAL/AVG./WTD. AVG:    68   $637,487,900      100.0%       $9,374,822   7.960%   109      63.7%     1.43X      88.3%(4)   100.0%
==================================================================================================================================

(1)  Assumes ARD loans pay in full on their anticipated repayment dates.
(2) Percent of the balloon balance at maturity/ARD as a percentage of the Cut-Off Date Balance.
(3)  Includes properties with single tenants that are nationally recognized.
(4)  Excludes hotels.



                                  PAGE 15 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

                  LOAN SIZE DISTRIBUTION                                             GROSS RATE DISTRIBUTION
===========================================================             ===========================================================
     CUT-OFF DATE BALANCE           # OF       % OF INITIAL                   GROSS RATE RANGES           # OF        % OF INITIAL
          RANGES ($)               LOANS           POOL                              (%)                  LOANS           POOL
                                                  BALANCE                                                                BALANCE
===========================================================             ===========================================================
100,000 - 5,000,000                  31            12.0%                        6.751 - 7.000               3              3.7%
-----------------------------------------------------------             -----------------------------------------------------------
5,000,000 - 10,000,000                4             4.4%                        7.001 - 7.250               5              3.3%
-----------------------------------------------------------             -----------------------------------------------------------
10,000,000 - 20,000,000              10            20.0%                        7.251 - 7.500              11             21.4%
-----------------------------------------------------------             -----------------------------------------------------------
20,000,000 - 30,000,000               6            22.3%                        7.501 - 7.750              15             25.5%
-----------------------------------------------------------             -----------------------------------------------------------
30,000,000 - 40,000,000               2            11.1%                        7.751 - 8.000               7             19.3%
-----------------------------------------------------------             -----------------------------------------------------------
40,000,000 - 50,000,000               1             6.4%                        8.001 - 8.250               1              2.1%
-----------------------------------------------------------             -----------------------------------------------------------
60,000,000 - 70,000,000               1             9.8%                        8.251 - 8.500               6              4.4%
-----------------------------------------------------------             -----------------------------------------------------------
80,000,000 - 90,000,000               1            13.9%                        8.501 - 8.750               2              5.6%
===========================================================             -----------------------------------------------------------
            TOTAL:                   56            100.0%                       8.751 - 9.000               1              0.4%
===========================================================             -----------------------------------------------------------
  Min: $362,190                                                                 9.251 - 9.500               1             13.9%
  Max: $88,697,925                                                      -----------------------------------------------------------
  Avg: $11,383,713                                                             10.251 - 10.500              3              0.3%
                                                                        -----------------------------------------------------------
                                                                               10.501 - 10.750              1              0.1%
                                                                        ===========================================================
                                                                                   TOTAL:                  56            100.0%
                                                                        ===========================================================
                                                                         Min: 6.760%
                                                                         Max: 10.631%
                                                                         Wtd. Avg: 7.960%


               REMAINING TERM TO MATURITY(1)                                       REMAINING AMORTIZATION TERM
===========================================================             ===========================================================
        MONTHS                  # OF       % OF INITIAL                      MONTHS                 # OF        % OF INITIAL
                               LOANS           POOL                                                 LOANS           POOL
                                              BALANCE                                                              BALANCE
===========================================================             ===========================================================
        49-60                    1             0.4%                         242 - 253                 1              0.4%
-----------------------------------------------------------             -----------------------------------------------------------
        61-72                    5             2.5%                         254 - 265                 2              2.1%
-----------------------------------------------------------             -----------------------------------------------------------
        73-84                   10             8.3%                         266 - 277                11              4.8%
-----------------------------------------------------------             -----------------------------------------------------------
        85-96                   16            18.7%                         278 - 289                 6             20.7%
-----------------------------------------------------------             -----------------------------------------------------------
       97-108                   12            27.3%                         290 - 301                 2              2.0%
-----------------------------------------------------------             -----------------------------------------------------------
       109-120                   4            24.3%                         302 - 313                18             25.0%
-----------------------------------------------------------             -----------------------------------------------------------
       133-144                   5             6.0%                         314 - 325                 6              4.4%
-----------------------------------------------------------             -----------------------------------------------------------
       145-156                   3            12.5%                         326 - 337                 5             20.5%
===========================================================             -----------------------------------------------------------
        TOTAL:                  56           100.0%                         338 - 349                 3             12.2%
===========================================================             -----------------------------------------------------------
  Min: 58 months                                                            350 - 361                 2              8.0%
  Max: 153 months                                                       ===========================================================
  Wtd. Avg: 109 months                                                        TOTAL                  56            100.0%
                                                                        ===========================================================
                                                                         Min: 250 months
                                                                         Max: 359 months
                                                                         Wtd. Avg: 314 months



                                  PAGE 16 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

         UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS                            CUT-OFF DATE LOAN TO VALUE RATIOS (LTV)
                        (U/W DSCR)
===========================================================             ===========================================================
      CUT-OFF DATE            # OF         % OF INITIAL                       CUT-OFF DATE              # OF       % OF INITIAL
      DSCR RANGES             LOANS            POOL                          LTV RANGES (%)             LOANS          POOL
                                              BALANCE                                                                 BALANCE
===========================================================             ===========================================================
       1.00-1.09                 2              1.0%                          35.1 - 50.0                  6           19.0%
-----------------------------------------------------------             -----------------------------------------------------------
       1.10-1.19                 6             15.4%                          50.1 - 55.0                 10           14.0%
-----------------------------------------------------------             -----------------------------------------------------------
       1.20-1.29                10             14.3%                          55.1 - 60.0                  6            4.1%
-----------------------------------------------------------             -----------------------------------------------------------
       1.30-1.39                 7              5.8%                          60.1 - 65.0                  8            5.2%
-----------------------------------------------------------             -----------------------------------------------------------
       1.40-1.49                13             34.5%                          65.1 - 70.0                  7           23.2%
-----------------------------------------------------------             -----------------------------------------------------------
       1.50-1.59                 4              6.3%                          70.1 - 75.0                 10           13.6%
-----------------------------------------------------------             -----------------------------------------------------------
       1.60-1.69                 4             19.0%                          75.1 - 80.0                  5            7.3%
-----------------------------------------------------------             -----------------------------------------------------------
       1.70-1.79                 3              0.9%                          80.1 - 85.0                  2           10.1%
-----------------------------------------------------------             -----------------------------------------------------------
       1.80-1.89                 6              2.7%                          85.1 - 90.0                  2            3.6%
-----------------------------------------------------------             ===========================================================
       2.20-2.29                 1              0.2%                            TOTAL:                    56          100.0%
===========================================================             ===========================================================
        TOTAL:                  56            100.0%                     Min: 38.0%
===========================================================              Max: 87.1%
  Min: 1.05x                                                             Avg: 63.7%
  Max: 2.26x
  Wtd. Avg: 1.43x



                    OCCUPANCY RATES(1)                                                  MATURITY DATE/ARD LOAN TO VALUE RATIO
===========================================================             ===========================================================
  CUT-OFF DATE OCCUPANCY          # OF       % OF INITIAL                    MATURITY DATE/ARD         # OF         % OF INITIAL
         RANGES (%)            PROPERTIES         POOL                        LTV RANGES (%)           LOANS            POOL
                                                 BALANCE                                                               BALANCE
===========================================================             ===========================================================
        60.1 - 65.0                 1              0.8%                       30.001 - 35.000             2              0.6%
-----------------------------------------------------------             -----------------------------------------------------------
        70.1 - 75.0                 1              1.0%                       35.001 - 40.000             2             14.1%
-----------------------------------------------------------             -----------------------------------------------------------
        80.1 - 85.0                 1              1.2%                       40.001 - 45.000             6             11.2%
-----------------------------------------------------------             -----------------------------------------------------------
        85.1 - 90.0                 9             23.9%                       45.001 - 50.000            12             10.8%
-----------------------------------------------------------             -----------------------------------------------------------
        90.1 - 95.0                17             12.2%                       50.001 - 55.000             5             13.5%
-----------------------------------------------------------             -----------------------------------------------------------
        95.1 - 100.0               36             60.9%                       55.001 - 60.000            10             10.0%
===========================================================             -----------------------------------------------------------
           TOTAL:                  66            100.0%                       60.001 - 65.000            10             18.5%
===========================================================             -----------------------------------------------------------
(1) Excluding hotels and Rittenhouse Regency.                                 65.001 - 70.000             4             7.3%
Min: 65.0%                                                               -----------------------------------------------------------
Max: 100.0%                                                                   70.001 - 75.000             3             10.4%
Wtd. Avg: 94.5%                                                         -----------------------------------------------------------
                                                                              75.001 - 80.000             1              3.2%
                                                                        -----------------------------------------------------------
                                                                              80.001 - 85.000             1              0.3%
                                                                        ===========================================================
                                                                                   TOTAL                 56            100.0%
                                                                        ===========================================================
                                                                         Min: 31.6%
                                                                         Max: 81.1%
                                                                         Wtd. Avg: 54.8%



                                  PAGE 17 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

--------------------------------------------------------------

                                                      GEOGRAPHIC DISTRIBUTION
===========================================================             ===========================================================
      STATE                 # OF          % OF INITIAL                        STATE                 # OF           % OF INITIAL
                         PROPERTIES       POOL BALANCE                                           PROPERTIES        POOL BALANCE
===========================================================             ===========================================================
     Florida                 13               28.3%                           Alaska                  2                 2.3%
-----------------------------------------------------------             -----------------------------------------------------------
     New York                 7               18.0%                            Iowa                   1                 1.8%
-----------------------------------------------------------             -----------------------------------------------------------
   Pennsylvania               6               12.3%                       South Carolina              1                 1.6%
-----------------------------------------------------------             -----------------------------------------------------------
    Washington                2               10.5%                          Illinois                 1                 0.6%
-----------------------------------------------------------             -----------------------------------------------------------
     Virginia                 9                5.0%                         Connecticut               1                 0.5%
-----------------------------------------------------------             -----------------------------------------------------------
    New Jersey                3                3.6%                          Minnesota                4                 0.4%
-----------------------------------------------------------             -----------------------------------------------------------
  North Carolina              1                3.4%                           Indiana                 1                 0.4%
-----------------------------------------------------------             -----------------------------------------------------------
    California                1                3.1%                          Colorado                 1                 0.4%
-----------------------------------------------------------             -----------------------------------------------------------
      Texas                   6                2.7%                          Arkansas                 1                 0.2%
-----------------------------------------------------------             ===========================================================
     Michigan                 4                2.5%                           STATES                 68               100.0%
-----------------------------------------------------------             ===========================================================
      Oregon                  3                2.3%
===========================================================




                               LOAN TERMS
========================================================================
          LOAN TYPE               NUMBER             % OF INITIAL
                                 OF LOANS            POOL BALANCE
========================================================================
       Hyperamortizing              54                    96.3%
------------------------------------------------------------------------
     Amortizing Balloon              2                     3.7%
========================================================================
           TOTAL:                   56                   100.0%
========================================================================



                                  PAGE 18 OF 18
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE CONSIDERED IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).